AMENDMENT TO LICENSING AGREEMENT

This Amendment to the Licensing Agreement dated December 11, 2009 (“Licensing Agreement”), is made and entered into as of the 18th day of October, 2010 (the “Amendment Effective Date”), by and among SummerHaven Investment Management, LLC (“SHIM”), a Delaware limited liability company with its principal place of business at 1266 East Main Street, Soundview Plaza, Fourth Floor, Stamford, CT 06902, and United States Commodity Funds LLC (“USCF”), a Delaware limited liability company with its principal place of business at 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502.

WHEREAS, pursuant to an Amendment, dated the date hereof, to the Advisory Agreement with SHIM dated December 11, 2009, USCF is retaining SHIM to provide certain consulting services in connection with the operation of certain new funds in connection with the New Indices (as defined below) (the “New Funds”) that will be registered as separate series of the United States Commodity Index Funds Trust, a Delaware statutory trust, and the units of each such New Fund will be offered to the public and will be traded on a national securities exchange (the date on which each New Fund commences trading, the “Launch Date” for such New Fund); and

WHEREAS, in connection therewith, the parties desire to amend the Licensing Agreement as follows to provide for the SummerHaven Dynamic Agricultural Index (“SDAI”) and the SummerHaven Dynamic Metals Index (“SDMI”, together with SDAI, the “New Indices”) to be sublicensed by SHIM to USCF as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, the parties agree to amend the Licensing Agreement as follows:

1.	The Licensing Agreement shall be amended to add a new Exhibit C and E, each of which shall be in the form attached hereto, identifying the New Indices and service marks for the New Indices.

2.	Except as otherwise provided herein, all references to the “Index” in the Licensing Agreement shall be deemed to include SDAI and SDMI, as the context may so require.

3.	With respect to the New Indices only, the Licensing Agreement shall be amended to substitute “Amendment Effective Date” for “Effective Date”.

4.	The Licensing Agreement shall be amended to add a new Exhibit D and F, each of which shall be in the form attached hereto, providing the Fee Schedule for each of the New Indices.

IN WITNESS WHEREOF, the parties have entered into this Amendment to the Licensing Agreement, as of the Amendment Effective Date.

SUMMERHAVEN INVESTMENT MANAGEMENT, LLC

By:	/s/ Ashraf R. Rizvi
Name Ashraf R. Rizvi
Title Partner

UNITED STATES COMMODITY FUNDS LLC

By:	/s/ Howard Mah
Name Howard Mah
Title Management Director

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Exhibit C

Index:

SummerHaven Dynamic Agricultural Index (“SDAI”), as described in the final prospectus to be filed by the relevant New Fund in its initial public offering or as otherwise agreed by USCF and SHIM

Service Marks:

SDAI

Exhibit D

Fee Schedule:

USCF and/or the applicable New Fund, as the case may be, will pay to SHIM with respect to the Summerhaven Dynamic Agricultural Index (a) an annual fee of $30,000 for the calendar year 2010, payable before December 31st, 2010, and $15,000 annually thereafter, payable within 10 days of the beginning of each calendar year, and (b) an annual sublicense fee of 0.06% (6 basis points) of the average daily assets of such New Fund which shall be paid on a monthly basis (within 30 business days of the end of each calendar month) as follows:

The sublicense fee for each month will be calculated as the sum of daily calculated sublicense fees according to the following formula:

Daily Sublicense Fee = (Total Assets of the New Fund x 0.06%) divided by 365.

On days on which the units of the New Fund are not traded, the Total Assets for the respective sublicense fees will be those determined on the previous day on which the New Fund’s units were traded.

Exhibit E

Index:

SummerHaven Dynamic Metals Index (“SDMI”), as described in the final prospectus to be filed by the relevant New Fund in its initial public offering or as otherwise agreed by USCF and SHIM

Service Marks:

SDMI

Exhibit F

Fee Schedule:

USCF and/or the applicable New Fund(s), as the case may be, will pay to SHIM with respect to the Summerhaven Dynamic Metals Index (a) an annual fee of $30,000 for the calendar year 2010, payable before December 31st, 2010, and $15,000 annually thereafter, payable within 10 days of the beginning of each calendar year, and (b) an annual sublicense fee of 0.06% (6 basis points) of the average daily assets of such New Fund(s), as applicable, which shall be paid on a monthly basis (within 30 business days of the end of each calendar month) as follows:

The sublicense fee for each month will be calculated as the sum of daily calculated sublicense fees according to the following formula:

Daily Sublicense Fee = (Total Assets of the New Fund(s) x 0.06%) divided by 365.

On days that the units of the New Fund(s) are not traded, the Total Assets for the respective sublicense fees will be those determined on the previous day on which such Fund’s units were traded.